Cavium Announces Updated Financial Outlook for Q1 2012

SAN JOSE, Calif., April 2, 2012 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced that financial results for the first quarter of 2012 will be below the company's previous outlook.

The company currently expects that revenue in the first quarter of 2012 will be approximately 6% to 7% lower than revenue in the fourth quarter of 2011. The company noted that revenues during the first quarter increased sequentially in the enterprise and data center markets, but declined in the service provider and broadband and consumer market. Sales in the service provider market were affected by continued inventory de-stocking, while sales into the broadband and consumer business were affected by delays in deployment of certain programs. The company expects that total sales in the second quarter of 2012 will increase sequentially. The company expects that earnings per share in the first quarter of 2012 will be lower than previously expected by between $0.06 and $0.07 per share.

Q1 2012 Results Conference Call

Cavium, Inc. will announce first quarter 2012 financial results and hold a conference call on May 1st, 2012. The company will provide more details on first quarter 2012 results and expectations for the second quarter of 2012 during that conference call. The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 410 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's corporate office is in San Jose, CA and Cavium has design team locations in California, Massachusetts, China, India and Taiwan. For more information, please visit: http://www.cavium.com.

Note on Forward-Looking Statements

This press release contains forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Forward-looking statements include, but are not limited to, the company's first quarter revenue outlook, the impact on first quarter earnings per share, and the second quarter revenue outlook.These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations. Cavium's actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks, uncertainties and assumptions. The risks and uncertainties that could cause Cavium's results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to the timing and amount of Cavium's customers' orders for its products, whether or not the company can continue to maintain gross margins and operating margins, pricing pressures, general economic conditions and other risks and uncertainties described more fully in Cavium's documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Cavium's business are set forth in the "Risk Factors" section of Cavium's Form 10-K filed with the Securities and Exchange Commission on February 27th, 2012. All forward-looking statements in this press release are based on information available to Cavium as of the date hereof and qualified in their entirety by this cautionary statement, and Cavium assumes no obligation to revise or update these forward-looking statements.

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, +1-408-943-7104, art.chadwick@cavium.com; or Angel Atondo, Sr. Marketing Communications Manager, +1-408-943-7417, angel.atondo@cavium.com